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                          BECTON, DICKINSON AND COMPANY

                                STOCK AWARD PLAN

                   AS AMENDED AND RESTATED AS OF MAY 25, 2004


                             1. Purpose of the Plan


        The purposes of this Stock Award Plan (hereinafter the "Plan") of Becton, Dickinson and Company (hereinafter the "Company") are as follows:

                (a) To further the Company's growth, development and financial success by providing additional incentives to Key Employees of the Company and its subsidiaries who have been or will be given responsibility for the management or administration of the business affairs of the Company and its subsidiaries by providing them the opportunity to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

                (b) To enable the Company and its subsidiaries to obtain and retain the services of the type of key professional, technical and managerial employees considered essential to the long range success of the Company by providing them an opportunity to become owners of capital stock of the Company.

                          2. Shares Subject to the Plan

                (a) There are hereby authorized and reserved for issuance in satisfaction of Awards to be granted from time to time under the Plan an aggregate of 3,810,000 shares of the Company's Common Stock, par value $1.00 per share (after giving effect to the two-for-one stock splits of the Company's Common Stock in 1996 and 1998). Shares delivered under the Plan may be authorized but unissued shares or shares which have been previously issued and reacquired by the Company, and when issued shall be fully paid and nonassessable. Shares subject to Awards granted under the Plan but not issued or delivered due to any such Awards terminating or expiring for any reason shall thereafter be available for further Awards under the Plan.

                (b) No Award granted under this Plan shall by its terms, or otherwise, be transferable by the recipient of the Award (hereinafter "Grantee").



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                          3. Administration of the Plan


        The Plan shall be administered by the Compensation and Benefits Committee of the Board of Directors of the Company or such other committee as may be designated by the Board (the "Committee"). Subject to the express provisions of Paragraph 6 of the Plan with respect to eligibility, the Committee shall consult with the management of the Company but shall have plenary authority, in its discretion, to determine the individuals to whom awards shall be granted and the number of shares to be subject to each Award. In making such determinations, the Committee shall take into account the nature of the services rendered or expected to be rendered by the respective employees, their present and potential contributions to the Company's success and the anticipated number of years of effective service remaining, and may take into account such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind rules and regulations as it deems necessary to the proper administration of the Plan, and to make all other determinations necessary or advisable for its administration. All Awards granted under the Plan shall contain such terms and conditions not inconsistent with the Plan as shall be determined by the Committee. The determinations of the Committee on the matters referred to in this paragraph shall be conclusive and binding on all parties.

                                4. The Committee

        The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. No member or former member of the Committee shall be liable, in the absence of bad faith or misconduct, for any act or omission with respect to his service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to law, its Certificate of Incorporation or under any by-law, agreement, vote of shareholders or otherwise.





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                              5. Granting of Awards


        The Committee shall from time to time:

                (a) Determine which employees are "Key Employees" and select from among the eligible Key Employees (including those to whom Awards may have been previously granted under the Plan) those who shall be granted Awards; and

                (b) Determine the number of shares to be granted to said selected Key Employees; and

                (c) Determine the terms and conditions of said Awards, consistent with the Plan.

        Upon selection of a Key Employee to be granted an Award, the Committee shall instruct the Secretary of the Company to issue the Award, and may impose such conditions on the grant of the Award as it deems appropriate (including without limitation, mandatory deferrals of distributions under such Award), consistent with the Plan.

        The effective date of the grant of an Award (hereinafter "Granting Date") shall be the date upon which the Committee makes a determination with respect to the granting of an Award.

                                 6. Participants

        Awards may be granted only to employees (which term shall be deemed to include officers) of the Company or any present or future subsidiary (meaning any corporation or organization more than 50% of the voting shares of which are owned, directly or indirectly, by the Company) who, in the opinion of the Committee, exercise such functions or discharge such responsibilities that they merit consideration as "Key Employees". Awards may be granted to eligible Key Employees whether or not they hold or have held Awards previously granted under the Plan.

        No member of the Committee shall be eligible to participate under this Plan while serving as a member of the Committee.



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                                7. Terms of Award


        An Award shall consist of two portions: a current portion and a deferred portion. A minimum of twenty-five percent (25%) of the total number of shares of each Award shall constitute the deferred portion.

        Except as otherwise provided in Paragraph 11 hereof and subject to any terms and conditions established by the Committee for the distribution of such shares, sixty percent (60%) of the shares in the current portion of each Award shall become available to the Grantee on the third anniversary of the Granting Date and the remaining forty percent (40%) of such shares shall become available in two equal (or as near equal as full shares permit) annual installments commencing with the fourth anniversary of the Granting Date.

        Pursuant to Paragraph 5 hereof, the Committee may, in connection with the granting of an Award, place such terms and conditions on the distribution of the shares subject thereto (including without limitation, mandatory deferrals of distributions and conditions based on the operating performance of the Company) as the Committee deems appropriate.

        The shares in the deferred portion of each Award will be credited to a separate account maintained for each Grantee, and, except as otherwise provided in Paragraph 11 hereof, shall become available to the Grantee in five equal (or as near equal as full shares permit) annual installments commencing on the January 1st next following the happening of the first of the following events: retirement, involuntary separation, or discharge for other than cause.

        A Grantee who at any time prior to the third anniversary of the Granting Date voluntarily resigns or is discharged for cause, automatically forfeits any undistributed shares in the current portion of an Award, as of the date notice of said resignation is given to the Company or notice of said discharge is given to the Grantee. A Grantee who voluntarily resigns or is discharged for cause automatically forfeits all of the shares in the deferred portion of an Award, as of the date notice of said resignation is given to the Company or notice of said discharge is given to the Grantee.

        Retirement pursuant to any Company or subsidiary retirement plan shall not constitute a termination of employment by voluntary resignation or discharge for cause.

        Upon the death of a Grantee, all undistributed shares in the deferred portion of any Awards granted to the Grantee hereunder shall become immediately distributable to the designated beneficiary of the Grantee, or, if no unrevoked designation of beneficiary exists, to the Grantee's estate; provided, however, that the Grantee may elect to have all such undistributed shares distributed to such designated beneficiary or estate in five equal annual installments commencing on the January 1st next following the death of the Grantee.




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                              8. Delivery of Shares


        Certificates for shares becoming available in accordance with the provisions of Paragraph 7 shall be issued and delivered to the Grantee as soon as reasonably practicable, but the Company shall not be required to deliver any certificate or certificates for said shares prior to the fulfillment of all of the following conditions:

                (a) The receipt by the Secretary of the Company of such executed agreements and other documents as the Committee, in its discretion, may require in connection with the issuance and delivery of said shares, the payment of any withholding tax which may be due in respect to said Award, or any other aspect of said Award; and

                (b) The authorization for the listing upon official notice of issuance by all stock exchanges on which said Common Stock may then be listed; and

                (c) The completion of any registration or other qualification of said shares or this Plan under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its discretion, deem necessary or advisable; and

                (d) The obtaining of any approval or other clearance from any state or federal government agency which the Committee shall, in its discretion, determine to be necessary or advisable.

        The Grantee of an Award shall not be, nor have any of the rights or privileges of a shareholder of the Company in respect of any shares so awarded unless and until certificates representing such shares have been delivered by the Company to the Grantee.

                          9. Termination of Employment

        In respect to an Award, any termination of employment shall mean the date upon which the employee-employer relationship between the Grantee and the Company or a subsidiary is terminated for any reason, including, but not limited to a termination by resignation, discharge, death or retirement, but excluding any such termination where there is a simultaneous re-employment by the Company or by a subsidiary if, and only if, such re-employment is not disapproved by the Committee.

        Nothing in the Plan or in any Award granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.




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                  10. Adjustment Upon Changes in Capitalization


                (a) In the event of a recapitalization of the Company, reclassification, stock split or combination, stock dividend, spin-off, split-off or other distribution of stock or property of the Company, or any merger, consolidation, other change in corporate capitalization or corporate structure, or the sale or other transfer by the Company of all or a part of its assets, (not including any transaction constituting a change in control of the Company, as defined in and separately covered by Paragraph 11), pursuant to which new or additional stock or securities, or cash or other property, is received by holders of Common Stock, or shares of Common Stock are exchanged for such stock, securities, cash or property, then the Board of Directors shall make appropriate adjustments to the shares reserved for issuance of Awards under the Plan, and to outstanding Awards and the type and amount of consideration deliverable thereunder, in order to ensure that a Grantee receives benefits under the Plan upon the occurrence of any such events equivalent to the benefits which such Grantee would have received in the absence of such occurrence.

                (b) No fractional shares shall be considered as a result of any adjustment as herein provided and in the event a fraction of a share results from the computation of the adjustment of any Award, the number of shares shall be the next highest round number.

                      11. Payments Upon a Change in Control

                (a) In the event of a change in control of the Company (in accordance with subparagraph (b) below), all outstanding Awards previously granted pursuant to the Plan shall vest immediately and each holder of an Award (whether or not then employed by the Company) shall be entitled to a payment in cash equal to the product of (i) the number of shares subject to such Awards, times (ii) the higher of (x) the closing price of a share of Common Stock on the New York Stock Exchange on the date when the change of control occurs and (y) the highest price paid pursuant to such change in control for a share of Common Stock. Such cash payment shall be made immediately upon the occurrence of a change in control of the Company and shall be supplemented subsequently for any higher price paid for a share of Common Stock, after initial payment hereunder, pursuant to such change in control or any other change in control which may occur within six months after such initial change in control. If the consideration deliverable pursuant to an Award shall have been adjusted pursuant to Paragraph 10 hereof to consist of consideration other than Common Stock, or if the amount paid for a share of Common Stock pursuant to a change in control of the Company shall be in a form other than cash, the Committee (as constituted prior to any change in the composition of the Board of Directors resulting from the change in control) shall determine the cash value of Awards for purposes of this Paragraph.




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                (b) For purposes of this Plan, a "change in control of the
        Company" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) substantially all the assets of the Company are disposed of by the Company pursuant to a merger, consolidation, partial or complete liquidation, a sale of assets (including stock of a subsidiary) or otherwise but not including a reincorporation or similar transaction resulting in a change only in the form of ownership of such assets.

                    12. Amendment and Termination of the Plan

        The Board of Directors of the Company may at any time terminate the Plan, and shall have complete power and authority to amend the Plan, provided, however, that the Board of Directors shall not without the affirmative vote of the holders of a majority of the votes cast at a meeting of shareholders of the Company (i) increase the maximum number of shares, subject to adjustment as provided for in this Plan, for which Awards may be granted under the Plan, (ii) amend the requirements as to the class of employees eligible to receive Awards, or (iii) amend the requirements with respect to the lapse of time from the Granting Date for the distribution of shares under Awards granted pursuant to the Plan. No termination or amendment of the Plan may, without the consent of the individual to whom any Award shall theretofore have been granted, adversely affect the rights of such individual under such Award.




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